SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 22, 2009

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
December 22, 2009

ITEMS IN FORM 8-K

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Item 8.01          Other Events

On December 22, 2009, we issued a press release announcing the settlement of our ongoing litigation with THQ Inc. and World Wrestling Entertainment, Inc.  A copy of such release is annexed hereto as an exhibit.

Item 9.01          Financial Statement and Exhibits

(c)   Exhibits

Exhibit
Number	Description

99.1*	December 22, 2009 Press Release

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* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 22, 2009	JAKKS PACIFIC, INC.

		By:	/s/ Joel M. Bennett
Joel M. Bennett
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1*	December 22, 2009 Press Release
-----------------------------
* Filed herewith

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